UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 16, 2008

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

950 Echo Lane, Suite 100, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Revolving Credit Facility

Effective January 17, 2008, Group 1 Automotive, Inc. (the "Company") entered into the First Amendment (the "Credit Facility Amendment") to the Seventh Amended and Restated Revolving Credit Agreement (the "Revolving Credit Facility"), dated as of March 19, 2007 among the Company, the Subsidiary borrowers listed therein, the Lenders listed therein, JPMorgan Chase Bank, N.A. as Administrative Agent, Comerica Bank as Floor Plan Agent and Bank of America, N.A. as Syndication Agent.

Among other things, the Credit Facility Amendment provides for the following:

• addition of the definition of "Acquisition Loan Borrowing Base;"
• modification of the definition of "Account" to include accounts of all subsidiaries of the Company and the Borrower;
• addition of Exhibit 9.5(h) for the purposes of calculating the Availability Analysis, which calculations include a calculation of the Acquisition Loan Advance Limit;
• addition of the definition of "Eligible Accounts;"
• modification of the definition of "Acquisition Loan Advance Limit," which may not exceed an amount equal to the lesser of (i) the Total Acquisition Loan Commitment and (ii) the Acquisition Loan Borrowing Base, less, in each case, any applicable Reserve Commitment measured in Dollars;
• modification of the applicable percentages provided in the definition of "Applicable Margin;"
• increased the limit on the Company’s Senior Secured Leverage Ratio and increased the Company’s Total Leverage Ratio; and
• new pricing tier for the Applicable Margin on Acquisition Loans.

Unless otherwise specified, all capitalized terms used but not defined above shall have the meaning ascribed to them in the Credit Facility Amendment or the Revolving Credit Facility, as the case may be.

Amendment to Mortgage Facility

Effective as of January 16, 2008, Group 1 Realty, Inc. (the "Borrower"), a subsidiary of the Company, and the Company entered into Amendment No. 3 ( "Amendment No. 3") to the Credit Agreement (the "Mortgage Facility") dated as of March 29, 2007 among the Borrower, the Company, Bank of America, N.A. as Administrative Agent, the Lenders listed therein, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager. Amendment No. 3 provides that the Senior Secured Leverage Ratio will be no greater than 2.75 to 1.0. Amendment No. 3 also modifies the definition of the term "Account" to include accounts of all subsidiaries of the Company and the Borrower. Unless otherwise specified, all capitalized terms used but not defined in this paragraph shall have the meaning ascribed to them in Amendment No. 3 or the Mortgage Facility, as the case may be.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

January 23, 2008	By:	John C. Rickel

Name: John C. Rickel
Title: Vice President